NYSE MKT: LEI LUCAS ENERGY JUNE 2013 Underperforming?? Logal woes - cash poor: burn LOE Strategy Company Pro's -asset rich -producing 300 bbl/day -some core competencies *hi upside from here! Action Plan 1.Resolve legal issues 2.fix balance sheet 3. "right-size' G&A 4. optimize field ops 5. initiate growth strategy!

SAFE HARBOR This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. There are risks and uncertainties associated with acquisitions of assets. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions; industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law. For filings reporting year-end 2012 reserves, the SEC permits the optional disclosure of probable and possible reserves. The Company has elected not to report probable and possible reserves in its filings with the SEC. We use the term “net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques. Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. This summary includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Act”) and Section 21E of the Securities Act of 1934, as emended.  In particular, the words “believes”, “expects”, "may," "expects," "projects," "anticipates," "plans," "believes," "estimate," "will," "should," and certain of the other foregoing statements may be deemed forward-looking statements.

INVESTMENT HIGHLIGHTS - THE "NEW" LUCAS ENERGY
•	An asset-rich O&G company with significant acreage positions in the Eagle Ford and Eaglebine resource plays as well as Austin Chalk, Buda and Glen Rose formations.
•	Strategic shift from acquisition of underperforming properties to development of our existing assets
•	Committed to creating shareholder value through developing our asset base, improving operating efficiencies, and building a strong balance sheet.
•	Strengthened balance sheet and returned to positive cash flows in 4th quarter 2013
•	Resolved outstanding litigation and outdated data records
•	Well-positioned to continue to generate positive cash flow in 2013
“New management, new strateopportunities”

COMPANY OVERVIEW
Low-risk growth strategy
Develop and high-grade / monetize existing asset base; Unlock reserve potential through new drilling, laterals and deeper horizons; Finance with cash flow, new debt instruments, project finance or equity
Areas of focus in South-Central Texas
Eagle Ford Shale (oil window); Austin Chalk; Buda; Eaglebine; Glen Rose
Significant proved acreage position
over 15,000 net acres in South & Central Texas; Abundant drilling opportunity in existing leasehold; SEC PV-10 proved $130MM+; KEY STOCK INFO- stock price (a/o 6/19/2013) $1.30 stock symbol LEI/NYSE Market Capitalization ($ mil) (1) $37.57 (1) as of 3/31/2013

NEAR-TERM STRATEGIC OBJECTIVES
Focused on 5-goal turnaround program
ü	Favorably resolve legacy legal matters (DONE)
ü	Increase efficiency of field operations and reduce overhead (DONE)
ü	Generated positive EBITDA (ACHIEVED IN Q4 FY2013)
ü	Develop additional low-risk opportunities to increase production
•	Solidify our capital positing and long-term development strategy
Ultimate goal is maximizing shareholder value

•	Increase production, property value and reserves
•	Expand LEI’s asset base and operate efficiently
•	Increase profit margins

OBJECTIVES MET TO DATE
FINANCIAL Generated positive cash flows in FYQ4 2013; Reduced expenses will result in $3MM annual savings; Monetized and sold non-strategic assets; Significantly improved balance sheet
LEGAL Favorably resolved two legal disputes, resulting in $28 million reduction in liabilities; Resolved 20 Lien/Demand notice actions; Avoided material dilution with settlements
LAND Reviewed, analyzed and properly recorded company lease records and improved / automated data reporting systems; Reconciled and corrected old land data; Currently mapping leases

ASSET OVERVIEW



PRODUCING HORIZON	COUNTY
EAGLEFORD & AUSTIN CHALK	GONZALES
	WILSON
	ATASCOSA
	KARNES
	FRIO
EAGLEBINE & GLENROSE	LEON
	MADISON
OTHER	SABINE

LUCAS ACREAGE FYE2013 (Approx)	
Gross Acreage (Surface Area)	21,000
Net Acreage: (By Subsurface Formation)	
Austin Chalk	19,000
Below the Austin Chalk	8,000

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FISCAL YEAR END RESERVE REPORT 2013 NET OIL (Mbbl) NET GAS (Mmcf) NET BOE (6:1) PDP 251, 0, 251, PUD 4,880   2643   5320  TOTAL 5131   2643   5572   UNDISC. CF ($MM) $18.0  $270.7   $288.6  PV-10 ($MM) $12.6   $120.1   $132.6 *Oil $97.24/BBL (Net $104.76), Gas $4.03/Mmbtu (Net $3.51/Mmbtu) FISCAL YEAR END RESERVE REPORT 2012 NET OIL (Mbbl) NET GAS (Mmcf) NET BOE (6:1) undisc. cf ($MM)  PV-10 ($MM) PDP 402   0   402   $28.6   $19.4   PUD 6621   10722   8408   252.7   84.9   TOTAL 7024  10723   8810   281.30   104.30   *Oil $98.25/BBL (Met $93.89), Gas $3.72/Mmbtu (Net $2.73/Mmbtu)
ü	Over 100 Proved Drilling Locations
ü	Known Resource Areas
ü	Offsetting Production

review fye march 31, 2013 estimates 2013 ye estimated production (boe) cagr 45% 27,833 2010 ~85,000 2013 p1 reserve (mm-boe) cagr 40% 2.0 5.6 2010 2013 proven reserve pv-10 (mm$) cagr 40% $48.9 $132.6 2010 2013 revenue (mm$) cagr 67% $1.8 2010 ~$8.2 2013

REVIEW FYE MARCH 31, 2013 ESTIMATES 2013 YE ESTIMATED G&A (MM$) CAGR 52% $1.7 2010 ~$6.0 2013 LOE (MM$) CAGR 56% $1.0 2010 ~$3.8 CAGR -37% 2013 2010 $(2.3) 2013 ~$(5.9) NET INCOME (MM$) CAGR 5% 2010 $(1.2) 2013 ~$(1.4) OPERATING CASH FLOWS (MM$)

REVIEW FYE MARCH 31, 2013 ESTIMATES 2013 Q4 ESTIMATED EFFECT OF RECENT COST REDUCTIONS (MM4) $2.0 $1.6 $1.2 $0.8 $0.4 $- LOE -35% G&A -47% AVE Q1-Q3 4Q13E EFFECT OF RECENT BALANCE SHEET REPOIR (MM$) $35.0 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $- AVE Q1-A3 4Q13 E -$25MM

OPPORTUNITY
In December 2012, the following objectives were set by the new management:

ü	Favorably resolve legacy legal matters
ü	Increase the efficiency of our field operations and reduce corporate overhead
ü	Move the business to a cash-flow positive position
ü	Develop additional low-risk opportunities to increase production
•	Solidify capital position & long term development strategy

opportunity Lucas Energy Inc. is now at the threshold of its growth step.  The opportunity is present, clear and abundant for a company our size:

•	$270 Million in Undiscounted Cash Flows based on Proved Undeveloped Reserves as defined by our independent third party engineering firm
•	$132 Million in Discounted Cash Flows on Proved Reserves
•	Over 100 drill sites located in prolific oil producing regions, including the Eagle Ford Shale and Eaglebine centers of activity
•	Committed, dedicated and successful management team in place, motivated and forward looking

Eagle Ford Shale “The Eagle Ford Shale has the potential to be the single most significant economic development in our state’s history.”(1)
•	The Eagle Ford Shale (EFS) is a geological formation directly beneath the Austin Chalk
EFS is considered to be the “source rock”, or the original source of hydrocarbons that are contained in the Austin Chalk above it
•	Located in South Texas
•	Produces from various depths between 4,000 -14,000 feet
•	Produces variable amounts of dry gas, wet gas, NGLs, condensate and oil; most of Lucas’ leases are in the oil and wet gas windows
•	Average 263 rigs running in EFS, or 15% out of 1,750 total US rig count(2)
•	Almost $30 billion will be spent developing the play in 2013.
•	Texas Railroad Commission , March 2013
•	Baker Hughes rig count

EAGLE FORD/CHALK OVERVIEW TOP EAGLE FORD LANDHOLDERS EOG RESOURCES CHESAPEAKE ENERGY BHP Billiton Marathon Oil ConocoPhillips Murphy Oil Pioneer/Reliance Anadarko Talisman/Statiol Swift Energy Acres 700k 600k 500k 400k 300k 200k 100k OilandEnergyDaily.com

EAGLE FORD/CHALK OVERVIEW



SYSTEM
SERIES
RIO GRANDE EMBAYMENT
N
S
TERT.
EOCENE-PALEOCENE
WILCOX
MIDWAY
CRETACEOUS
GULFIAN
Maastrichtian
Campanian
Santonian
Coniacian
Turonian
Cenomanian
ESCONDIDO
OLMOS
SAN MIGUEL
ANACACHO LS
UPSON
MOUNDS
AUSTIN
EAGLE FORD
COMANCHEAN
Albian
BUDA
DEL RIO
GEORGETOWN
EDWARDS
SALMON PEAK
McKNIGHT
WEST NUECHES
STUART CITY
GLEN ROSE



Eagle Ford Shale Play, Western Gulf Basin, South Texas
Austin
San Antonio
Houston
Laredo
Mexico
eia
Miles
0
25
50
N
Map Date :May 29, 2010
Eagle Ford Producing Wells (HPDI)
OIL
GAS
Eagle Ford Petroleum Windows (Petrohawk, EOG, DI)
Oil
Wet Gas/Condensate
Dry Gas
Top Eagle Ford Subsea Depth Structure, Ft (Petrohawk)
Eagle Ford Shale Thickness, Ft (EOG)
Eagle Ford Shale- Austin Chalk Outcrops (TNRIS)
(NW limit of Eagle Ford-Austin Chalk presence)
NM
OK
AR
TX
LA
Mexico
Western Gulf Basin

16

EAGLE FORD/CHALK OVERVIEW



SYSTEM
SERIES
RIO GRANDE EMBAYMENT
N
S
TERT.
EOCENE-PALEOCENE
WILCOX
MIDWAY
CRETACEOUS
GULFIAN
Maastrichtian
Campanian
Santonian
Coniacian
Turonian
Cenomanian
ESCONDIDO
OLMOS
SAN MIGUEL
ANACACHO LS
UPSON
MOUNDS
AUSTIN
EAGLE FORD
COMANCHEAN
Albian
BUDA
DEL RIO
GEORGETOWN
EDWARDS
SALMON PEAK
McKNIGHT
WEST NUECHES
STUART CITY
GLEN ROSE



AUSTIN CHALK TREND
Giddings field
Brookland field
Pearsall field
San Antonio
Houston
Baton Rouge

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AUSTIN CHALK
•	Lucas’ original drilling activity began in Gonzales County, Texas, above the base of the Austin Chalk formation
•	Lying directly above the Eagle Ford shale, the Austin Chalk is a dense limestone varying in thickness from 200 to 800 feet
•	The formation produces both oil and natural gas from localized fractures
•	The Austin Chalk is being developed primarily with horizontal drilling and multi-stage fracs
•	The fractured nature of the Austin Chalk lends itself to horizontal drilling because the horizontal well can intersect many fractures in the producing section of the formation

GONZALES EAGLE FORD/AUSTIN CHALK GUADELUPE GONZALES EAGLE FORD OPERATORS LUCAS ENERGY FOREST OIL EOG MARATHON/SANCHEZ PENN VIRGINIA HUNT OIL OTHERS DEWITT KARNES WILSON

EAGLEBINE
•	An organic rich section located below the Austin Chalk and above the Buda limestone
Includes both the Eagle Ford shale and the Woodbine sandstone
Primarily concentrated in Brazos, Madison, Walker and Grimes counties
•	Located in East Texas, north of Houston
•	Produces from optimum depths 7,500 – 13,500 feet
•	Lower Eaglebine as characteristics of typical “hot shale”
•	Upper Eaglebine is a collection of sandstone packages, making it more conventional in nature, inter-bedded with organic rich shales
•	Studies and log data indicate hydrocarbon bearing formations that exhibit higher resistivity and porosity
•	Permeability is generally low, but horizontal drilling and multi-stage fracs (10-25 stages) have proven successful in enhancing well productivity

EAGLEBINE / BUDA – GLEN ROSE OVERVIEW

SYSTEM	SERIES	EUROPEAN STAGE		GULF COAST SERIES/STAGE		SOUTH TX (SUBSURFACE)	EAST TX (SUBSURFACE)
CRETACEOUS	LATE	SANTONIAN		GULFIAN	AUSTIN	AUSTIN	AUSTIN
		CONIACIAN					
		TURONIAN			EAGLE FORD		SUBCLARKSVILLE
							SHALE
							HARRIS
		CENOMANIAN			WOODBINE		LEWISVILLE
						WOODBINE	DEXTER
						EAGLE FORD SH	EAGLE FORD SH
						MANESS SH	MANESS SH
				COMANCHEAN	WASHITA	BUDA	BUDA
	EARLY	ALBIAN	UPPER			DEL RIO	DEL RIO
						GEORGETOWN	GEORGETOWN
					FREDRICKSBURG	EDWARDS	EDWARDS
			MIDDLE			GLEN ROSE	GLEN ROSE



Eagle Ford to the east
Activity is starting to pick up on the northeastern trend of the Eagle Ford Shale oil field, where the shale formation meets the Woodbine Sandstone. The area is being called the "Eaglebine."
Detail area
SAN ANTONIO
LEON
ROBERTSON
MADISON
WALKER
MILAM
BRAZOS
GRIMES
BURLESON
LEE
BASTROP
FAYETTE
Eagle Ford Shale
0 20 MILES
N
Wells as of Nov. 12:
Permit acquired, well not complete
Oil well
Gas well
Source: Texas Railroad Commission
San Antonio Express-News

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MADISON  walker buda-rose operators lucas energy navidad burk treadstoneEaglebine / Buda – Glen Rose

DEVELOPMENT
ü	Identified numerous development opportunities that could be conducted between now and of fiscal year-end 2014, including:
•	Existing lateral clean-outs
•	New laterals from existing wells
•	Re-entry and deepening of existing wells
•	New drill wells
ü	Lateral clean-outs to commence in July 2013
ü	Financing alternatives actively under review

INVESTMENT HIGHLIGHTS THE “NEW” LUCAS ENERGY
•	An asset-rich O&G company with significant acreage positions in the Eagle Ford and Eaglebine resource plays as well as Austin Chalk, Buda and Glen Rose formations.
•	Strategic shift from acquisition of underperforming properties to development of our existing assets
•	Committed to creating shareholder value through developing our asset base, improving operating efficiencies, and building a strong balance sheet.
•	Strengthened balance sheet and returned to positive cash flows in 4th quarter 2013
•	Resolved outstanding litigation and outdated data records
•	Well-positioned to continue to generate positive cash flow in 2013
“New management, new strategy and new opportunities”